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                                                                  EXHIBIT 10.46

                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                     ACHIEVEMENT BASED COMPENSATION CONTRACT

               MERGER OR ACQUISITION WITH OTHER ELECTRIC UTILITIES

In accordance with Cap Rock Electric Cooperative, Inc.'s ("Cap Rock Electric") Board Policy No. 143, this contract provides for calculation and payment of incentive compensation in the form of a percentage of assets added to Cap Rock Electric and/or Cap Rock Energy, Inc. ("Cap Rock Energy") hereinafter referred to collectively as the "Companies" resulting from mergers with or acquisitions of other electric utilities.

1.    RESPONSIBLE INDIVIDUAL:

      Ulen E. North, Jr.

2.    AMOUNT OF ACHIEVEMENT BASED COMPENSATION:

      The Achievement Based Compensation will be one and a half percent (1.5%) of the total assets added to Cap Rock Electric.

3.    CALCULATION OF ASSET BASIS:

      The amount of total assets on which the compensation is based equals the total of all assets acquired by Cap Rock Electric and/or Cap Rock Energy at the time of the merger or acquisition. This applies to all prior mergers and acquisitions since 1990, and includes the Lone Wolf,Hunt-Collin and McCulloch acquisitions and any future mergers or acquisitions for the next ten (10) years.

4.    TERM OF ACHIEVEMENT BASED COMPENSATION:

      The Achievement Based Compensation will be paid no later than two (2) months of completion of the merger or acquisition, such merger or acuisition being considered completed at such time as ownership of all of the assets of an electric utility are officially transferred to and become a part of Cap Rock Electric and/or Cap Rock Energy.

5.    PAYMENT OF THE ACHIEVEMENT BASED COMPENSATION:

      The Achievement Based Compensation will be paid after ownership of all total assets of an electric utility are transferred to Cap Rock Electric and/or Cap Rock Energy.

      The Achievement Based Compensation will be paid in cash to each eligible individual in a lump sum unless the amount exceeds $10,000.00, in which case Cap Rock Electric will have the option to spread the payment over as many months as necessary so that any one monthly payment does not exceed $10,000.00 or to pay in a lump sum if the Board and the President/CEO so decide. The lump-sum payment or series of payments, if applicable, will

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      be made as provided in Board Policy No. 143 and with cash availability and overall cash flow of the Companies considered.

      The eligible individual shall have the option to elect some or all of the payment to be made to such deferred compensation plans as may be maintained by the individual or Cap Rock Electric.

6.    CONDITIONS AND CONSIDERATIONS FOR PAYMENT:

      Except upon becoming eligible for benefits under any Cap Rock Electric retirement plan, either early or regular, the Achievement Based Compensation will be payable to the recipient listed below in paragraph
      (7) without regard to the continued employment of those individuals by Cap Rock Electric or an affiliate or subsidiary thereof, provided that, unless otherwise agreed by Cap Rock Electric, each individual agrees that he will not voluntarily terminate his employment or seat on the Board of Directors or Advisory Director position with Cap Rock Electric or any affiliate or subsidiary of Cap Rock Electric for the shorter of three years following the date of initial payment under this contract.
      Further, each individual agrees that he will keep the terms of this contract, as well as the terms of the transaction causing the awarding and payment of the Achievement Based Compensation, confidential.

7.    SHARING WITH OTHER INDIVIDUALS:

      In recognition of the necessary contribution of the entire management team, including the General Counsel, and the Board of Directors, including the Advisory Directors to the continued success of Cap Rock Electric, the Achievement Based Compensation will be shared among the Responsible Individual and the other management team members as follows:


                  Responsible Individual - 20 %
                                          -----
                  Management Team - 80 %
                                   -----
                        a.    President/Chief Executive Officer - 20 %
                                                                 -----
                        b. Other Individuals selected by the President/CEO and Board of Directors - 60 %
                                                      -----

                        i.    John D. Parker            10 %
                                                        ----
                        ii.   Sam Prough                10 %
                                                        ----
                        iii.  Ronnie Lyon               10 %
                                                        ----
                        iv.   Russell E. Jones          2.70%
                                                        ----
                        v.    Alfred J. Schwartz        2.70%
                                                        ----
                        vi.   S.D Buchanan              2.70%
                                                        ----
                        vii.  Newell Tate               2.70%
                                                        ----
                        viii. Jerry Swindell            2.70%
                                                        ----
                        ix.   Jerry Hoelscher           2.70%
                                                        ----
                        x.    Floyd Ritchey             2.70%
                                                        ----


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                        xi.   Carlos Dusek              2.70%
                                                        ----
                        xii.  A.D. Reed                 2.70%
                                                        ----
                        xiii. Teddy Stewart             2.70%
                                                        ----
                        xiv.  Robert Holman             2.70%
                                                        ----

    Except for the confidentiality and retirement provisions, the conditions for payment described above in paragraph (6) are not applicable to those persons identified and listed above as "Other Individuals". It is further understood and agreed that such conditions of payment as set out in paragraph (6) are applicable subject to the amount of such Achievement Based Compensation total payment being commensurate and with the conditions placed upon the recipients by the acceptance of such Compensation.

    In the event the Responsible Party should violate terms of this Agreement, the right to receive future payments under this Agreement shall immediately cease and such interest or right to future payments shall revert to the Companies. In the event any individual named herein by the President/Chief Executive Officer and Board of Directors as a part of the Management Team shall violate the terms of this agreement, die, retire, or terminate their employment with the Companies for any reason, the right to receive future payments under this contract, if any, shall immediately cease and the President/Chief Executive Officer shall have the right to allocate such share among those named individuals or others as he may deem in the best interests of the Companies.

Witness our hands on this the 29 day of June, 1999.
                             ----       ----

/s/ [ILLEGIBLE]                                    Date:    7-22-1999
--------------------------------------------            ----------------------
Responsible Individual


/s/ [ILLEGIBLE]                                    Date:    6/29/99
--------------------------------------------            ----------------------
President/Chief Executive Officer


/s/ Russell E. Jones                               Date:    7-22-99
--------------------------------------------            ----------------------
Chairman

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